UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 20, 2017, County Bancorp, Inc. issued a press release setting forth certain information concerning its results of operations for the quarter and year ended June 30, 2017.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 20, 2017, County Bancorp, Inc. (the “Company”) announced that Glen Stiteley will be appointed Treasurer and the Chief Financial Officer (and principal financial officer and principal accounting officer) of the Company and Executive Vice President - Treasurer and Chief Financial Officer of Investors Community Bank, the Company’s wholly-owned subsidiary (the “Bank”), effective August 15, 2017.

Mr. Stiteley, age 47, previously served as the Executive Vice President and Chief Financial Officer of First Community Financial Partners, Inc., a publicly traded bank holding company, since 2005. Prior to joining First Community Financial Partners, Inc., Mr. Stiteley was a practice leader for the Chicago-based community bank practice of McGladrey & Pullen, LLP and was with the firm from 1995 to 2005.

On July 18, 2017, the Company, the Bank and Mr. Stiteley entered into an employment agreement, the form of which is substantially similar to the employment agreements entered into with the other executive officers of the Company.  The employment agreement provides for an annual base salary of $240,000, annual incentive award opportunities and an opportunity for Mr. Stiteley to participate in other employee and fringe benefits on the same basis as is generally available for other similarly situated senior executives of the Company.

The foregoing description of Mr. Stiteley’s agreement is qualified in its entirety by the terms and conditions of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Mr. Stiteley is not related to any other director or executive officer of the Company or the Bank by blood, marriage, or adoption, and there are no arrangements or understandings between Mr. Stiteley and any other person pursuant to which he was selected as an officer.

David Kohlmeyer’s has served as the Company’s interim Chief Financial Officer and Treasurer (and principal financial officer and principal accounting officer) of the Company and interim Chief Financial Officer of the Bank since August 15, 2016. Mr. Kohlmeyer will continue to serve in these positions until August 15, 2017 when Mr. Stiteley joins the Company and the Bank.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

Exhibit Number	Description
10.1	Employment Agreement dated July 18, 2017, by and among County Bancorp, Inc., Investors Community Bank and Glen L. Stiteley
99.1	Press release of County Bancorp, Inc. dated July 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTY BANCORP, INC.

Date: July 20, 2017	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary

Exhibit Index

Exhibit Number	Description
10.1	Employment Agreement dated July 18, 2017, by and among County Bancorp, Inc., Investors Community Bank and Glen L. Stiteley
99.1	Press release of County Bancorp, Inc. dated July 20, 2017